EXHIBIT 99.5 (a)

Application Form for Pacific Portfolios Variable Annuity Arizona Contract (Form G95-00AZ 8/98)

                                                                         "DRAFT"
                                                             PACIFIC PORTFOLIOS
[PM GROUP LOGO]                                                VARIABLE ANNUITY
                                                                    APPLICATION

PLEASE TYPE or PRINT. See instructions to assist you in completing this application. The Company is required to provide to the Owner, within reasonable time, reasonable factual information regarding the benefits and provisions of the annuity contract.
_______________________________________________________________________________
[1]    ANNUITANT Name                            Birth Date     Phone Number
       (First, Middle Initial, Last)             (mo/day/yr)    (    )

_______________________________________________________________________________
       Street Address                                           Sex
       (Number, Street Name and Apartment or Unit Number)       [_] M [_] F

_______________________________________________________________________________
       City, State & ZIP Code                    Social Security/Tax ID Number

_______________________________________________________________________________
OPTIONAL

       ADDITIONAL ANNUITANT Complete this section to name additional Annuitants. Not applicable for Qualified Contracts.

       Check one [_] Joint   [_] Contingent

       Name (First, Middle Initial, Last)         Birth Date  Annuitant's Spouse
                                                  (mo/day/yr)  [_] Yes   [_] No

_______________________________________________________________________________
       Street Address                                           Sex
       (Number, Street Name and Apartment or Unit Number)       [_] M [_] F

_______________________________________________________________________________
       City, State & ZIP Code                     Social Security/Tax ID Number

_______________________________________________________________________________
[2] If Owner(s) and Annuitant(s) are the same, it is not necessary to complete Section 2. If Trust is Owner, complete Trust Certification Form.

       OWNER Name (First, Middle Initial, Last)   Birth Date    Phone Number
                                                  (mo/day/yr)   (    )

_______________________________________________________________________________
       Street Address                                           Sex
       (Number, Street Name and Apartment or Unit Number)       [_] M [_] F

_______________________________________________________________________________
       City, State & ZIP Code                     Social Security/Tax ID Number


_______________________________________________________________________________
OPTIONAL

       ADDITIONAL OWNER Name                     Birth Date    Owner's Spouse
       (First, Middle Initial, Last) Complete    (mo/day/yr)   [_] Yes  [_] No
       this section to name additional owners.

_______________________________________________________________________________
       Street Address                                           Sex
       (Number, Street Name and Apartment or Unit Number)       [_] M [_] F

_______________________________________________________________________________
       City, State & ZIP Code                     Social Security/Tax ID Number

_______________________________________________________________________________
[3] BENEFICIARY Name (First, Middle Initial, Last) Use Special Requests section to provide additional Beneficiaries or Beneficiary information.
                                                   --
                                         Select One  [_] Primary  [_] Contingent

_______________________________________________________________________________
       ADDITIONAL BENEFICIARY Name (First, Middle Initial, Last)
                                         Select One  [_] Primary  [_] Contingent

________________________________________________________________________________
[4]    CONTRACT TYPE Select one
       [_] Non-Qualified [_] SIMPLE IRA     [_] 401 (k)       [_] Keogh/HR10
       [_] Conduit IRA   [_] SEP-IRA        [_] 457 Def.Comp. [_] TSA Transfer/
       [_] IRA           [_] 401(a) Pension [_] SAR-SEP           403(b)
       [_] Contributory Roth IRA            [_] Conversion Roth IRA
       Also complete the Roth/SIMPLE form if the Roth IRA or SIMPLE IRA box is checked.
_______________________________________________________________________________
       QUALIFIED CONTRACT PAYMENT TYPE
       If no year is indicated, contribution defaults to current tax year.

       [_] Rollover. ........  $ ______
       [_] Contribution......  $ ______ for tax year _____
                               $ ______ for tax year _____
_______________________________________________________________________________
[5]    ISSUE STATE Abbreviate state name in which application is signed. A   Z
                                                                        --- ---
_______________________________________________________________________________
[6]    INITIAL PURCHASE PAYMENT Indicate the form of initial payment.
       [_] 1035 exchange/estimated transfer $______  [_] Amt. enclosed $______
_______________________________________________________________________________
[7] REPLACEMENT Will the purchase of this annuity replace or exchange any existing life insurance or annuity?

       [_] Yes [_] No  If yes, provide the information below and attach any required state replacement and/or 1035 exchange/transfer forms. Use the Special Requests section for additional insurance companies and contract numbers.

Insurance Company Name       Contract Number      Contract Type Being Replaced
                                                 [_] Life Insurance
                                                 [_] Fixed Annuity
                                                 [_] Variable Annuity
_______________________________________________________________________________
G95-00AZ 8/98                                                        [BAR CODE]

________________________________________________________________________________
[8] TELEPHONE AUTHORIZATION By initialing, PM Group is authorized and directed to act on telephone instructions from any person(s) who can furnish proper identification. PM Group will use reasonable procedures to confirm that these instructions are authorized and genuine. As long as these procedures are followed, PM Group and its affiliates and their directors, trustees, officers, employees, representatives and/or agents, will be held harmless for any claim, liability, loss or cost.

                                                          ______________________
                                                             Owner's Initials

                                                          ______________________
                                                          Joint Owner's Initials
________________________________________________________________________________
[9] ALLOCATION OPTIONS Indicate either whole percentages or dollar amounts. See instructions for portfolio manager name.

           Fixed __________     Govt. Securities __________    Large-Cap Value __________  Small-Cap Index __________
        DCA Plus __________    Aggressive Equity __________      Mid-Cap Value __________             REIT __________
    Money Market __________            Growth LT __________             Equity __________    International __________
 High Yield Bond __________        Equity Income __________      Bond & Income __________ Emerging Markets __________
    Managed Bond __________       Multi-Strategy __________       Equity Index __________
                                           Total must equal either 100% or total purchase payment amount __________
___________________________________________________________________________________________________________________

[10] REBALANCING [_] Yes, rebalance the variable accounts to the allocation percentages shown in Section 9.

     Choose one frequency.  [_]  Quarterly    [_]  Semi-Annually   [_]  Annually

                                                          Start Date (mo/day/yr)
________________________________________________________________________________
[11] SPECIAL REQUESTS  Attach a signed letter if additional space is needed.



________________________________________________________________________________
[12] ANNUITY START DATE  Contract will annuitize on this date.
     Start date cannot be prior to the first Contract Anniversary.

                                                  Annuity Start Date (mo/day/yr)

________________________________________________________________________________
[16] STATEMENT OF APPLICANT My agent and I discussed my financial background and as a result I believe this Contract will meet my insurable needs and financial objectives. I have considered the appropriateness of full or partial replacement of any existing life insurance or annuity, if applicable. I understand that Contract Values may increase or decrease depending on the investment experience of the Variable Accounts. Contract Values under the Variable Accounts are variable and are not guaranteed. I UNDERSTAND THAT ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT MAY VARY AS TO DOLLAR AMOUNT TO THE EXTENT THAT THEY ARE BASED ON THE INVESTMENT EXPERIENCE OF THE SELECTED PORTFOLIO(S).

          I have received prospectuses. I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief, and agree that this application will be part of the annuity Contract issued by PM Group. I acknowledge that corrections to my Contract may be made from the application. My acceptance of this Contract constitutes acceptance of these corrections. If there are joint applicants, the Contract, if issued, will be owned by the joint applicants as Joint Tenants With The Right of Survivorship and not as Tenants In Common.

          Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties. This Contract is not covered by an insurance guaranty fund or other solvency protection arrangement, therefore the policyholder bears the risk that the company will not fulfill its obligations under the Contract.

          My signature certifies, under penalty of perjury, that the taxpayer identification number provided is correct. I am not subject to backup withholding because: I am exempt; or I have not been notified that I am subject to backup withholding resulting from failure to report all interest or dividends; or I have been notified that I am no longer subject to backup withholding. (Strike out the preceding sentence if subject to backup withholding.) The IRS does not require my consent to any provision of this document other than the certifications required to avoid backup withholding.


     ________  _________________    ________  __________________________________
       Date    Owner's Signature      Date          Joint Owner's Signature


     ______________________________________   __________________________________
                Signed at City                            and State
     ___________________________________________________________________________
[17] AGENT'S STATEMENT  Will this Contract replace or change any existing life
     insurance or annuity in this or any other company?   [_]  Yes   [_]  No

     If yes, explain in Replacement section. I certify that I am authorized and qualified to discuss this Contract.

     I have explained to the applicant how the annuity will meet their insurable needs and financial objectives. I have discussed the appropriateness of replacement, if applicable.


     _______________________________   _________________   ____________________
     Agent's Full Name Please print.   Agent's Signature   Agent's SSN Required.

       (   )    -
     ____________________      ____________________     ________________________
     Agent's Phone Number      Broker/Dealer's Name     Brokerage Account Number
                                                                Optional

     Option   [_] A    [_] B   [_] C
     ___________________________________________________________________________

G95-00AZ 8/98                                          1601-8A        [BAR CODE]

________________________________________________________________________________
[13] PRE-AUTHORIZED CHECKING FOR ADDITIONAL DEPOSITS Each month deduct from my account shown on the ATTACHED VOIDED CHECK, the amount indicated in the box at the right. Payments will be applied according to the allocations on this application or more current instructions, if any. To begin the plan, the first minimum installment must accompany this application.

      AMOUNT                      START DATE (mo/day/yr)
                                  Default Start Date is 1 month from issue date.
      $_____________________
________________________________________________________________________________
[14]  TRANSFERS
      Choose one of the four transfer options under Section A, then indicate a single source account and different target accounts. For DCA Plus, term must be less than or equal to the maximum term available. If not specified, default is maximum term available.

         A. DOLLAR COST AVERAGING TRANSFER OPTIONS

            1.  [_]  DCA Plus for _______# of months
            2.  [_]  Deplete the source account in ________# of transfers
            3.  [_]  Transfer $_______________ each time for ___________ years
            4.  [_]  Transfer __________% annually for ___________ years

            EARNINGS SWEEP TRANSFER OPTION

            5.  [_]  Sweep the previous period's earnings. Take from one of the following accounts.

                [_]  Fixed Option        [_]  Money Market
                                              Not available if also rebalancing.
________________________________________________________________________________
         B. TRANSFER FREQUENCY For DCA Plus, only monthly available.
            [_]  Monthly    [_]  Quarterly    [_] Semi-Annually    [_]  Annually
________________________________________________________________________________
         C. START DATE (mo/day/yr)
            Default start date is 1 month from issue date.
________________________________________________________________________________
         D. SOURCE ACCOUNT Complete if 1, 2, 3 or 4 is selected above. Choose one.

              [_] DCA Plus option 1 only     [_] Large-Cap Value
              [_] Money Market               [_] Mid-Cap Value
              [_] High Yield Bond            [_] Equity
              [_] Managed Bond               [_] Bond & Income
              [_] Govt. Securities           [_] Equity Index
              [_] Aggressive Equity          [_] Small-Cap Index
              [_] Growth LT                  [_] REIT
              [_] Equity Income              [_] International
              [_] Multi-Strategy             [_] Emerging Markets
________________________________________________________________________________
         E. TARGET ACCOUNT  Must be different than source account.
            Indicate either whole percentage or dollar amounts.

                 Money Market _______________     Large-Cap Value ______________
              High Yield Bond _______________       Mid-Cap Value ______________
                 Managed Bond _______________              Equity ______________
             Govt. Securities _______________       Bond & Income ______________
            Aggressive Equity _______________        Equity Index ______________
                    Growth LT _______________     Small-Cap Index ______________
                Equity Income _______________                REIT ______________
               Multi-Strategy _______________       International ______________
                                                 Emerging Markets ______________
                 Total must equal 100% or total $ transfer amount ______________
________________________________________________________________________________
[15] PRE-AUTHORIZED WITHDRAWALS Withdrawal to be issued by check unless section G is completed and voided check attached.

         A. CHOOSE ONE WITHDRAWAL OPTION

              [_] $_____________ each time   [_] ________% annually
________________________________________________________________________________
         B. WITHDRAWAL AMOUNT TO BE  Will be gross if not selected

              [_] Net of Charges                  [_] Gross of Charges
                  Available for $ amount only
________________________________________________________________________________
         C. START DATE (mo/day/yr)  Default Start Date is 1 month from issue date.
________________________________________________________________________________
         D. FREQUENCY

            [_] Monthly            [_] Quarterly
            [_] Semi-Annually      [_] Annually
________________________________________________________________________________
         E. DURATION Enter either the number of months or years

              [_] Months ______________      [_] Years _______________
________________________________________________________________________________
         F. FEDERAL TAXES If not specified, the minimum 10% federal tax on Non-Qualified Contracts and IRAs will be withheld. Mandatory 20% on Qualified Contracts will be withheld. State mandated income tax will be withheld where required by law.
              [_] Do Not Withhold            [_] Withhold _________%.
________________________________________________________________________________
         G. SOURCE Choose one or more. Indicate either whole percentages or dollar amounts. The sources in 15G must total the $ amount or % amount in 15A. If no sources are selected, the default will be to the current allocations.

                        Fixed ____________   Aggressive Equity ____________  Mid-Cap Value ____________  Small-Cap Index __________
                 Money Market ____________           Growth LT ____________         Equity ____________             REIT __________
              High Yield Bond ____________       Equity Income ____________  Bond & Income ____________    International __________
                 Managed Bond ____________      Multi-Strategy ____________   Equity Index ____________ Emerging Markets __________
             Govt. Securities ____________     Large-Cap Value ____________

________________________________________________________________________________
         H. 3RD PARTY PAYEE - Name (First, Middle Initial, Last) Indicate name and address of payee, if other than owner. For direct deposit, a voided check must be attached.

            Name of Institution/Individual              Account Number

            ____________________________________________________________________
            Street Address (Number, Street Name and Apartment or Unit Number)

            ____________________________________________________________________
            City, State & ZIP Code

            ____________________________________________________________________

________________________________________________________________________________

G95-00AZ 8/98                                          1601-8A        [BAR CODE]

         PACIFIC PORTFOLIOS VARIABLE ANNUITY APPLICATION INSTRUCTIONS

[1] ANNUITANTS/OWNERS: There are many combinations of Owner and Annuitant registrations which may result in different consequences.

[2] For example, the death of an Owner/Annuitant may have different consequences than the death of a nonowner annuitant. Joint or Contingent Owners and/or Joint Annuitants cannot be named on qualified contracts. For IRAs, Owner and Annuitant must be the participant. For pension/profit sharing, 401(k) and Keogh/HR10 plans, name plan as Owner. For 403(b) plans, name participant as both Owner and Annuitant. Use the Special Requests section to clarify registrations. Spousal signatures may be required for certain actions in qualified contracts. Consult a tax adviser to properly structure qualified plans and effect transfers.

[3] BENEFICIARY: Beneficiaries will be joint if no boxes are checked. Joint beneficiaries will share equally with the rights of survivorship. In the event of death, with a spouse as a joint beneficiary, the Contract may not be continued.

[4] TYPE OF PLAN: A Conduit IRA is used to move from a qualified plan with intent to move to another qualified plan at a later date. Subsequent contributions are not permitted. Transfer indicates a trustee to trustee or custodian to custodian transfer only. If initial payment represents both a rollover and a contribution, indicate amounts for each. Ensure the total matches the check. For a SIMPLE IRA, PM Group will only act as a Non-Designated Financial Institution. SAR-SEPs must have been established before 1/1/97.

[5]  ISSUE STATE: Indicate the state where the application is signed.

[6] INITIAL PURCHASE: Indicate the initial purchase payment in U.S. dollars. Initial Non-Qualified Contract minimum $5,000; Qualified minimum $2,000.

[7] REPLACEMENT: Complete and attach a Transfer/Exchange form and any required state replacement forms. If a TSA Transfer/403(b) fill out special form. Maximum of Annuitant age at issue is 80.

[8] TELEPHONE AUTHORIZATION: If the Contract is jointly owned, both Owners must initial.

[9] ALLOCATION OPTIONS: Allocations must total 100% or equal total purchase payment. Portfolio managers are:

          Fixed......................Pacific Life
          DCA Plus...................Pacific Life
          Money Market...............Pacific Life
          High Yield Bond............Pacific Life
          Managed Bond...............PIMCO
          Govt. Securities...........PIMCO
          Aggressive Equity..........Alliance Capital
          Growth LT..................Janus
          Equity Income..............J.P. Morgan Investment
          Multi-Strategy.............J.P. Morgan Investment
          Large-Cap Value............Salomon Brothers
          Mid-Cap Value..............Lazard
          Equity.....................Goldman Sachs
          Bond & Income..............Goldman Sachs
          Equity Index...............Bankers Trust
          Small-Cap Index............Bankers Trust
          REIT.......................Morgan Stanley
          International..............Morgan Stanley
          Emerging Markets...........Blairlogie

[10] REBALANCING: If no date is chosen, rebalancing will occur on the first
     Business Day of the frequency selected and every period after. Variable account percentages will be prorated, excluding Fixed Option balances. Actual start date may occur after date elected. The Fixed Option may not be rebalanced. If variable account rebalancing is chosen, then earnings sweep may be made only from the Fixed Option and not the Money Market. Additional purchase payments to accounts other than those selected on this application will not be rebalanced. To change allocations, complete a new transfer form.

[11] SPECIAL REQUESTS: Use this section to indicate special registrations and other instructions.

[12] ANNUITY DATE (ANNUITY START DATE): Annuity date cannot be prior to first
     Contract Anniversary. For Non-Qualified Contracts, if no date is chosen, Annuity Date is the Annuitant's 95th birthday. For Qualified Contracts, if no date is chosen, Annuity Date is April 1 of year after the Annuitant reaches age 70 1/2.

[13] PRE-AUTHORIZED CHECKING FOR ADDITIONAL DEPOSITS: Initial minimum purchase may be met over maximum of 12 months. The first installment must accompany this application. Monthly Non-Qualified Contract minimum $400, Qualified Contract minimum $250. If no start date is specified, default start date is 1 month from issue date.

[14] TRANSFERS: Contract must be issued for at least 30 days. Actual start date may occur after date elected. Minimum source account value $5,000. Minimum initial transfer amount $250. TRANSFER DOLLARS: Last transfer will occur even if remaining balance is less than the amount selected. TRANSFER
     PERCENTAGES: Annual percentage will be divided by the frequency selected. EARNINGS SWEEP: If rebalancing, earnings sweep allowed only from the Fixed Option. If not rebalancing, earnings sweep allowed from either the Fixed Option or the Money Market Option. If no start date is specified, default start date is 1 month from issue date.

[15] PRE-AUTHORIZED WITHDRAWALS: Contract must be issued for 30 days. Actual start date may occur after date elected. Minimum withdrawal $250. Annual percentage will be divided by the frequency selected. Net payment reflects deduction of fees and charges but will be further reduced by any taxes, if withholding is applicable and will be prorated from all investment options if none is selected. Withdrawals may be taken from Qualified Contracts if allowed by the plan.

[16] STATEMENT OF APPLICANT: This section contains information about the Contract, if issued. Please read it carefully.

[17] STATEMENT OF AGENT: Your agent must complete and sign this section.

[18] MAILING INSTRUCTIONS: Send this completed application with payment by regular mail to:
     -------

             PM GROUP LIFE INSURANCE COMPANY
             P.O. Box 100060
             Pasadena, CA 91189-0060

     Our express mail address for applications with payments
         -------
     (non-1035/Exchanges) is:

             PM GROUP LIFE INSURANCE COMPANY
             c/o FCNPC
             1111 South Arroyo Parkway, Suite 105
             Pasadena, CA 91105

     Send 1035 Exchange/Transfers regular or express mail to:
                                  -------    -------

             PM GROUP LIFE INSURANCE COMPANY
             P.O. Box 7187
             1111 South Arroyo Parkway, Suite 205
             Pasadena, CA 91109-7187